EXHIBIT 10.11

EXECUTION VERSION

AMENDMENT NO. 1
TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 21, 2016, is entered into by and among Valvoline Finco One LLC, a Delaware limited liability company (the “Initial Borrower”), The Bank of Nova Scotia, as Administrative Agent (the “Administrative Agent”), and each Lender party hereto.

PRELIMINARY STATEMENTS

The Initial Borrower, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, Citibank, N.A., as Syndication Agent, and the Lenders from time to time party thereto entered into that certain Credit Agreement, dated as of July 11, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement”; the terms defined therein being used herein as therein defined);

The Initial Borrower has requested an amendment to the Credit Agreement, effective as of the Amendment No. 1 Effective Date (as defined below) to amend certain provisions of the Credit Agreement as set forth herein; and

The Initial Borrower, the Lenders and the Administrative Agent have agreed that the Credit Agreement shall be amended as provided in Section 1 hereof, upon the terms and subject to the conditions set forth herein and effective as of the Amendment No. 1 Effective Date.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement on the Amendment No. 1 Effective Date. The Credit Agreement shall be, effective as of the Amendment No. 1 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the correct alphabetical order:

(i)“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of September 21, 2016, among the Initial Borrower, the Administrative Agent and each Lender party thereto.

(ii)“Amendment No. 1 Effective Date” means the date on which Amendment No. 1 to this Agreement became effective in accordance with Section 2 thereof.

(b)The definition of “Audited Financial Statements” in Section 1.01 of the Credit Agreement shall be amended by inserting the text “of the Valvoline Business, for the fiscal years ended September 30, 2014 and September 30, 2015,” immediately after the words “audited combined balance sheet”.

(c)Section 4.02(k) of the Credit Agreement shall be amended by inserting the following proviso immediately before the period (“.”) at the end thereof:

“; provided that, so long as the Funding Date occurs prior to November 12, 2016, the delivery of the unaudited consolidated (or combined, as the case may be) balance sheet and the related consolidated (or combined, as the case may be) statements of operations and comprehensive income, invested equity and cash flows, including the notes thereto, of the Valvoline Business for (x) the six-month period ended March 31, 2016, and (y) the nine-month period ended June 30, 2016, shall be deemed to satisfy this condition.”

(d)Section 6.01(b) of the Credit Agreement shall be amended by replacing the text “June 30, 2016” therein with the text “December 31, 2016”.

Section 2. Conditions to Amendment No. 1 Effective Date. Section 1 of this Amendment shall become effective on and as of the date (the “Amendment No. 1 Effective Date”) that the Administrative Agent or its counsel shall have received the following, each of which shall be electronic transmissions (followed promptly by originals), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(a)a counterpart of this Amendment, duly executed by the Initial Borrower, each of the Lenders immediately prior to the Amendment No. 1 Effective Date, and the Administrative Agent;

(b)such documents and certifications as the Administrative Agent may reasonably require to evidence that the Initial Borrower is duly organized or formed, and validly existing and in good standing in its state of incorporation;

(c)a certificate executed by a Responsible Officer of the Initial Borrower certifying as to the matters in clause (d) below; and

(d)the following representations and warranties of the Initial Borrower shall be true and correct on and as of the Amendment No. 1 Effective Date:

(i)no Default has occurred and is continuing on and as of the Amendment No. 1 Effective Date, or would result from this Amendment or any transactions contemplated hereby; and

(ii)the representations and warranties of the Initial Borrower set forth in Article V of the Credit Agreement that were required to be made on the Effective Date in accordance with the lead-in paragraph to Article V of the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.

Section 3. Reference to and Effect on Loan Documents.

(a)On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)This Amendment is an amendment as referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.

(c)On and after the Amendment No. 1 Effective Date, the Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.

Section 4. Costs and Expenses. The Borrower agrees to pay or reimburse all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable and documented fees and expenses of a single counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Credit Agreement, which payment and reimbursement shall occur on the Funding Date to the extent such costs and expenses are invoiced at least three Business Days prior to the Funding Date.

Section 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission (including “.pdf”, “.tif” or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

VALVOLINE FINCO ONE LLC

By:	/s/ Lynn P. Freeman
Name: Lynn P. Freeman
Title: Assistant Treasurer

Valvoline - Amendment No. 1 to Credit Agreement

THE BANK OF NOVA SCOTIA
as Administrative Agent

By:	/s/ Clement Yu
Name: Clement Yu
Title: Director

Valvoline - Amendment No. 1 to Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Kirkwood Roland
Name: KIRKWOOD ROLAND
Title: MANAGING DIRECTOR
& VICE PRESIDENT

Valvoline - Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Chris Dibiase
Name: Chris Dibiase
Title: Director

Valvoline - Amendment No. 1 to Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Lisa Vieira
Name: Lisa Vieira
Title: Authorized Signatory

Valvoline - Amendment No. 1 to Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Michael Grad
Name: Michael Grad
Title: Director

Valvoline - Amendment No. 1 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

Valvoline - Amendment No. 1 to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Signatory

Valvoline - Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK N.A.,
as a Lender

By:	/s/ Erik Barragan
Name: Erik Barragan
Title: Authorized Officer

Valvoline - Amendment No. 1 to Credit Agreement

PNC BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ Jeffrey P Fisher
Name: Jeffrey P Fisher
Title: Vice President

Valvoline - Amendment No. 1 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Irey
Name: Mark Irey
Title: Vice President

Valvoline - Amendment No. 1 to Credit Agreement

COMPASS BANK,
as a Lender

By:	/s/ Cameron Gateman
Name: Cameron Gateman
Title: Senior Banker

Valvoline - Amendment No. 1 to Credit Agreement

BRANCH BANKING & TRUST COMPANY, as a
Lender

By:	/s/ Ryan T. Hamilton
Name: Ryan T. Hamilton
Title: Vice President

Valvoline - Amendment No. 1 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Mark S. Campbell
Name: Mark S. Campbell
Title: Authorized Signatory

Valvoline - Amendment No. 1 to Credit Agreement

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Leslie D. Broderick
Name: Leslie D. Broderick
Title: Senior Vice President

Valvoline - Amendment No. 1 to Credit Agreement

FIFTH THIRD BANK.
as a Lender

By:	/s/ Mike Gifford
Name: Mike Gifford
Title: Vice President

Valvoline - Amendment No. 1 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brian P. Fox
Name: Brian P. Fox
Title: Senior Vice President

Valvoline - Amendment No. 1 to Credit Agreement

MIZUHO BANK LTD,
as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Valvoline - Amendment No. 1 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

Valvoline - Amendment No. 1 to Credit Agreement

TD BANK, N.A.,
as a Lender

By:	/s/ Michele Dragonetti
Name: Michele Dragonetti
Title: Senior Vice President

Valvoline - Amendment No. 1 to Credit Agreement

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ William M. Feathers
Name: William M. Feathers
Title: Vice President

Valvoline - Amendment No. 1 to Credit Agreement

[HUNTINGTON NATIONAL BANK__________],
as a Lender

By:	/s/ Joshua Emerson
Name: Joshua Emerson
Title: Vice President

Valvoline - Amendment No. 1 to Credit Agreement

BMO Harris Bank, N.A.,
as a Lender

By:	/s/ L.M. Junior Del Brocco
Name: L.M. Junior Del Brocco
Title: Director

Valvoline - Amendment No. 1 to Credit Agreement

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ John Canty
Name: John Canty
Title: Senior Vice President

Valvoline - Amendment No. 1 to Credit Agreement

ING BANK N.V., DUBLIN BRANCH,
as a Lender

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Padraig Matthews
Name: Padraig Matthews
Title: Vice President

Valvoline - Amendment No. 1 to Credit Agreement

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